UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, IL	60603
(Address of principal executive offices)	(Zip code)

Prudential Investments LLC

Mr. Jonathan Shain, Esq.

Gateway Center Three, 4th Floor

100 Mulberry Street,

Newark, NJ 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-802-6469

Date of fiscal year end: 10/31/03

Date of reporting period: 10/31/03

Item 1—Reports to Stockholders—[ INSERT REPORT ]

LETTER TO

SHAREHOLDERS

November 18, 2003

Dear Shareholder:

Fund Performance

The DTF Tax-Free Income Fund (DTF) continued to provide an attractive level of tax-free income over the past twelve months ending October 31, 2003. Based on the October 31, 2003 closing stock price of $15.52, the fund’s $0.08 monthly dividend translates into a tax-free current yield of 6.19%. This level of income continues to be generated by a high quality, well-diversified investment portfolio.

The DTF’s NAV total return for one, three and five year periods is compared to its Lipper Leveraged Municipal Peer Group below:

ANNUALIZED NAV TOTAL RETURN (10/31/03)
	One Year	Three Years	Five Years	Since Inception[1]

DTF[2]	6.09%	8.78%	6.06%	7.74%
Lipper General Leveraged
Municipal Debt Funds Average[3]	8.08	8.59	5.56	7.19

1 Inception date 11/30/91.

2 Source: Lipper Inc. Total return of the Fund represents the change in net asset value from the beginning of the period (11/1/02) through the end (10/31/03), and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the New York Stock Exchange, Inc. using the symbol DTF. Past performance is not indicative of future results. Current performance may be lower or higher than the performance in these periods.

3 Source: Lipper Inc. The Lipper General Leveraged Municipal Debt Funds Average is comprised of funds that invest primarily in municipal debt issues rated in the top four credit ratings. These funds can be leveraged via use of debt, preferred equity, and/or reverse repurchase agreements.

The Fund’s strong credit quality combined with good call protection and well diversified sector holdings, contributed to the Fund’s performance over the stated periods. The Fund’s diversification by market sector is shown below:

Fund Diversification
Market Sectors
Water/Sewer Revenue	34%
Electric Utilities	18
Pre-Refunded Utilities	14
Pollution Control	3

Cash	1
Non-Utilities	30

General Economic Commentary

The U.S. bond market saw interest rates fall to levels not seen in over 40 years during the year as the Federal Reserve lowered its Fed Funds rate to 1% at its June meeting. However, since reaching this low level, interest rates have moved higher as the economy has begun to show signs of recovery. Interest rate volatility remains high as intermediate and long term U.S. Treasury rates experienced a range of approximately 130 basis points between the high and low level over the past twelve months. Short-term interest rates have declined more than longer- term rates during this period helping to keep the yield curve very steep. We expect the U.S. Treasury curve to remain steep until the market is fully convinced that an economic recovery is firmly underway.

Recently, the U.S. economy has showed signs of solid improvement with strong GDP growth, declining unemployment, improved consumer confidence, and strengthening manufacturing. During the third quarter, the U.S. economy expanded at an 8.2% annual rate, its best level in almost two decades as consumer spending and corporate purchases of equipment surged. Consumer spending, which accounts for over two-thirds of the economy, expanded at 6.4% during the quarter. This represented the biggest increase in consumer spending since 1997. Consumer purchases, which remained remarkably strong throughout the last recession, registered its 47th consecutive quarterly increase. Much of this strong spending has been driven by record low mortgage rates that have helped consumers lower monthly mortgage payments as well as the recent tax-cuts that put an estimated $26 billion into the hands of consumers during the 3rd quarter. Consumer confidence has risen during the past 18 months as the economy continues to show signs of recovery and the labor market improves. Unemployment declined to 6% in October, down from a nine year high of 6.4% in June. Manufacturing also has improved as Institute for Supply Management’s factory index, a gauge of U.S. manufacturing, rose to its highest level in almost four years as factories continue to expand production in order to meet the growth in new orders. Company inventories have continued to decline as new orders surged, forcing manufacturers to ramp up production in order to meet this higher business spending. Despite these improving economic indicators, the Federal Reserve has indicated it will remain cautious and that interest rates can stay low for a considerable period of time as inflation stays low, the federal budget deficit continues to grow, and the employment outlook remains uncertain.

The Municipal Market and Your Fund

The municipal market has experienced a reversal in performance drivers over the past six months as lower quality bonds and shorter duration securities were the best performing. After experiencing a gradual widening of credit spreads during the past couple years, lower credit quality bonds like tobacco-backed securities, airline-backed bonds and hospital bonds saw credit spreads tighten helping them to outperform the higher credit quality sectors of the municipal market. Two predominate themes in the municipal market continue to remain in place, which are a steep tax-exempt yield curve and increased supply of municipal bonds. The combination of an accommodative Federal Reserve and the uncertain economic recovery has caused the municipal yield curve to remain steep. Through October of 2003, intermediate and long term tax-exempt rates were mostly unchanged, yet there was a pronounced decline in rates five years and shorter, causing the yield curve to steepen to levels not seen since 1992. The second theme has been increased supply. Municipalities have taken advantage of historically low municipal yields to fund new projects, finance budget deficits, and refund older, higher cost debt. Through October of 2003, new issuance was up 8% year-over-year, driven by refunding issues, which have increased by almost 5% this year. Total municipal issuance for 2003 is on pace to exceeded last year’s record level, as interest rates remain favorable for municipal issuance.

Within the DTF Fund, we continue to emphasize higher quality utility bonds. The Fund currently has an average quality rating of AA+ with over 90% of its issues rated AA or higher. Within the utility segment of the portfolio, the Fund is well diversified between electric utility, pollution control, and water/sewer issues. The Fund has continued the theme of increasing exposure to the water and sewer utility due to the higher quality, liquidity, and essential nature that water and sewer bonds offer. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one sector.

Outlook

As we move forward into 2004, factors that could drive the relative value of municipal bonds over the next year include: the pace and strength of an economic recovery, potential changes to the Federal Reserve’s 45- year low target interest rate of 1% or future U.S. military actions or terrorist activity that could cause a flight to U.S. Treasury bonds. In spite of these uncertainties, we believe the municipal market represents good relative value at current levels.

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA

Chairman of the Board

President and Chief Executive Officer

DTF TAX-FREE INCOME INC.

Portfolio of Investments

October 31, 2003

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)

			LONG-TERM INVESTMENTS—140.9%
			Alabama—5.4%
			Jefferson Cnty. Swr. Rev. Capital Impvt.
Aaa	$3,000		5.125%, 2/1/29, Ser. A, F.G.I.C.	$3,378,720
Aaa	4,000		5.00%, 2/1/33, Ser. A, F.G.I.C.	4,489,588

				7,868,308

			California—22.5%
			Foothill/Eastern Corr. Agency Toll Road Rev.,
Aaa	5,640	(b)	6.00%, 1/1/34, Ser. A, Prerefunded 1/1/07 @ $100	6,376,979
			Fresno Swr. Rev.,
Aaa	3,030		6.00%, 9/1/09, A.M.B.A.C.	3,586,490
Aaa	2,000		6.25%, 9/1/14, A.M.B.A.C.	2,421,800
			Los Angeles Wtr. & Pwr. Rev.,
Aaa	1,000		5.25%, 7/1/21, Ser. A, F.S.A.	1,055,580
Aaa	1,000		5.375%, 7/1/21, Ser. A-2, F.S.A.	1,067,900
			Pomona Sngl. Fam. Mtge. Rev.,
Aaa	2,450		7.375%, 8/1/10, Escrowed to maturity	2,870,641
			Riverside Cnty. Sngl. Fam. Rev., Mtge. Backed,
Aaa	2,500		7.80%, 5/1/21, Ser. A, Escrowed to maturity	3,392,075
			San Bernardino Cnty. Residential Mtge. Rev.,
Aaa	7,840		9.60%, 9/1/15, Escrowed to maturity	11,892,182

				32,663,647

			Colorado—0.2%
			Colorado Hsg. Fin. Auth., Sngl. Fam. Prog.,
Aa2	300		8.00%, 6/1/25	300,000
Aa2	30		8.125%, 6/1/25	30,130

				330,130

			Connecticut—4.7%
			Connecticut St. Airport Rev.,
Aaa	925	(b)	7.65%, 10/1/12, F.G.I.C. Prerefunded 10/1/04 @ $100	980,704
Aaa	2,075		7.65%, 10/1/12, F.G.I.C.	2,191,989

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)

			Mashantucket Western Pequot Tribe Spl. Rev.,
Baa3	$3,500		5.75%, 9/1/18, Ser. B	$3,607,940

				6,780,633

			Florida—7.3%
			Dade Cnty. Wtr. & Swr. Sys. Rev.,
Aaa	3,000		5.25%, 10/1/26, F.G.I.C.	3,105,660
			Florida Mun. Ln. Council Rev. North Miami Beach Wtr. Proj., Ser. B,
Aaa	2,210		5.375%, 8/1/20, M.B.I.A.	2,386,468
			St. Petersburg Public Utilities Rev.,
Aaa	5,000		5.00%, 10/1/28, Ser. A, F.S.A.	5,044,300

				10,536,428

			Georgia—15.9%
			Atlanta Wtr. & Wastewater Rev., Ser. A
Aaa	2,385		5.00%, 11/1/29, F.G.I.C.	2,401,313
Aaa	715		5.00%, 11/1/38, F.G.I.C.	717,660
Aaa	2,615	(b)	5.00%, 11/1/29, F.G.I.C. Prerefunded 5/1/09 @ $101	2,948,779
Aaa	785	(b)	5.00%, 11/1/38, F.G.I.C. Prerefunded 5/1/09 @ $101	885,197
			De Kalb Cnty Wtr. & Swr. Rev.,
Aa2	4,000		5.00%, 10/1/24	4,044,120
			Fulton Cnty. Sch. Dist., Gen. Oblig.,
Aa2	2,000		5.375%, 1/1/16	2,248,380
			Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
Aaa	145		6.40%, 1/1/13, A.M.B.A.C., Escrowed to maturity	172,823
Aaa	2,470		6.40%, 1/1/13, A.M.B.A.C.	2,949,798
			Georgia Mun. Elec. Auth. Rev.,
Aaa	5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	6,689,265

				23,057,335

			Idaho—2.7%
			Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr.,
Aa1	2,445		6.65%, 7/1/14, Ser. B	2,510,453
Aaa	1,423		6.60%, 7/1/27, Ser. B, F.H.A.	1,468,138

				3,978,591

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)

			Illinois—3.3%
			Chicago Gen. Oblig.,
Aaa	$4,000		6.25%, 1/1/11, A.M.B.A.C.	$4,708,320

			Indiana—5.5%
			Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
Aaa	5,000		6.00%, 1/1/13, Ser. B, M.B.I.A.	5,823,400
			Indianapolis Local Pub. Impvt. Bond Bank, Waterworks Proj.,
Aaa	2,100		5.25%, 7/1/33, Ser. A, M.B.I.A.	2,161,719

				7,985,119

			Kentucky—1.4%
			Louisville & Jefferson Cnty. Met. Swr. District, Swr. & Drain Sys. Rev.,
Aaa	2,000		5.00%, 5/15/30, F.G.I.C.	2,012,140

			Louisiana—0.9%
			St. Charles Parish, Solid Waste Disp. Rev., (Louisiana Pwr. & Lt. Co.),
Aaa	1,250		7.00%, 12/1/22, F.S.A.	1,268,525

			Massachusetts—8.6%
			Boston Wtr. & Swr. Comm. Rev.,
Aaa	2,000		5.00%, 11/1/28, Ser. D, F.G.I.C.	2,009,460
			Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
Aaa	2,355		5.125%, 1/1/23, Ser. B	2,396,401
Aaa	2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	2,433,400
			Massachusetts St., Wtr. Res. Auth.,
Aaa	5,330	(b)	7.00%, 8/1/13, Ser. A, M.B.I.A., Prerefunded 8/1/04 @ 101 1/2	5,646,869

				12,486,130

			Michigan—2.9%
			Detroit Wtr. Supply Sys. Rev., Sr. Lien,
Aaa	2,000		5.00%, 7/1/30, Ser. A, F.G.I.C.	2,011,260
Aaa	2,000		5.50%, 7/1/24, Ser. A, F.G.I.C.	2,119,020

				4,130,280

			Nebraska—4.8%
			Lincoln San. Swr. Rev.,
Aaa	1,000		5.00%, 6/15/16, M.B.I.A.	1,071,740

Moody’s Rating (Unaudited)	Principal Amount (000)		Description (a)	Value (Note 1)

			Omaha Pub. Pwr. Dist.,Elec. Rev.,
Aa2	$2,500		6.15%, 2/1/12, Ser. B Escrowed to maturity	$2,952,200
Aa2	2,500		6.20%, 2/1/17, Ser. B Escrowed to maturity	2,987,974

				7,011,914

			New Jersey—1.5%
			New Jersey St. Gen. Oblig., Ser. H,
Aa2	2,000		5.25%, 7/1/17	2,220,980

			New York—15.4%
			Long Island Pwr. Auth. Elec. Sys. Rev.,
Aaa	4,000		5.25%, 12/1/26, Ser. A, M.B.I.A.	4,135,840
			Metro. Trans. Auth. Rev.,
Aaa	1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	1,034,890
			New York City Mun. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.,
Aaa	5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,033,350
			New York St. Dorm. Auth. Rev., Comsewogue Pub. Lib. Insd.,
Aaa	2,145		6.00%, 7/1/15, M.B.I.A.	2,324,150
			New York St. Energy Research & Dev. Auth. Facs. Rev., (Con Edison Co. of NY),
A1	4,000		7.125%, 12/1/29	4,320,880
			New York St. Envir. Fac. Corp. Poll. Ctrl. Rev.,
Aaa	2,485	(b)	6.90%, 11/15/15, Ser. D Prerefunded 11/15/04 @ $102	2,684,719
Aaa	2,515		6.90%, 11/15/15, Ser. D	2,715,845

				22,249,674

			Ohio—1.9%
			Ohio St. Wtr. Dev. Auth. Rev.,
Aaa	2,445		5.50%, 6/1/20, Ser. B, F.S.A	2,752,972

			South Carolina—1.8%
			Berkeley Cnty. Wtr. & Swr. Rev.,
Aaa	1,000		5.25%, 6/1/16	1,093,660
			Spartanburg Waterworks Rev., Jr. Lien,
Aaa	1,500		5.25%, 6/1/28	1,561,245

				2,654,905

See Notes to Financial Statements.

Moody’s Rating (Unaudited)	Principal Amount (000)	Description (a)	Value (Note 1)

		Tennessee—2.1%
		Tennessee Hsg. Dev. Agcy., Mtge. Fin.,
Aaa	$2,875	6.15%, 7/1/15, Ser. B, M.B.I.A.	$3,000,695

		Texas—14.9%
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
Aaa	2,500	5.00%, 5/1/25, M.B.I.A.	2,513,775
		Coastal Wtr. Auth. Contract Rev., City Of Houston Proj.,
Aaa	4,000	5.00%, 12/15/25, F.S.A.	4,020,720
		El Paso Wtr. & Swr. Rev.,
Aaa	1,555	5.50%, 3/1/12, Ser. A, F.S.A.	1,755,611
		Harris Cnty. Toll Road Sub. Lien.,
Aa1	1,650	7.00%, 8/15/10, Ser. A	2,028,312
		Houston Wtr. & Swr. Sys. Rev.,
Aaa	1,500	5.25%, 12/1/23, Ser. B	1,547,115
Aaa	3,500	5.00%, 12/1/28, Ser. A	3,505,495
		Lower Colorado River Auth. Rev., Refunding & Impvmnt.,
Aaa	2,000	5.00%, 5/15/31, F.S.A.	2,007,440
		San Antonio Elec. & Gas Rev.,
Aa1	4,000	5.00%, 2/1/18, Ser. A	4,135,960

			21,514,428

		Virginia—2.8%
		Henrico Cnty. Wtr & Swr. Rev.,
Aa2	3,985	5.00%, 5/1/28	4,019,709

		Washington—11.2%
		Conservation & Renewable Energy Sys., Cons. Proj. Rev.,
Aa1	2,600	6.875%, 10/1/11	2,789,774
		King Cnty. Swr. Rev.,
Aaa	2,500	5.00%, 1/1/31, F.G.I.C.	2,509,800
		Snohomish Cnty., Pub. Utils. Dist. No. 1 Elec. Rev.,
Aaa	8,000	5.80%, 1/1/24, Ser. B, M.B.I.A.	8,211,680
		Washington St. Pub. Pwr. Supply, Nuclear Proj. No. 2 Rev.,
Aa1	2,400	6.00%, 7/1/07, Ser. A	2,720,400

			16,231,654

Moody’s Rating (Unaudited)	Principal Amount (000)	Description (a)	Value (Note 1)

		Wyoming—3.2%
		Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
AA-*	$4,000	5.75%, 10/1/20	$4,616,760

		Total long-term investments (cost $181,799,955)	204,079,277

		SHORT-TERM INVESTMENT—1.8%
	Shares
NR	2,612,730	Goldman Sachs Tax Exempt Money Market Fund, (cost $2,612,730)	2,612,730

		Total Investments— 142.7% (cost $184,412,685; Note 4)	206,692,007
		Other assets in excess of liabilities—2.2%	3,126,798
		Liquidation Value of Remarketed Preferred Stock—(44.9%)	(65,000,000)

		Net Assets Applicable to Common Stock—100%	$144,818,805

(a)	The following abbreviations are used in portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

F.G.I.C.—Financial Guarantee Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—Municipal Bond Insurance Association.

(b)	Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
*	Standard & Poor’s rating.

NR—Not Rated by Moody’s or Standard & Poor’s.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

October 31, 2003

Assets

Investments, at value (cost $184,412,685)	$206,692,007

Cash	39,221

Interest receivable	3,333,806

Other assets	26,273

Total assets	210,091,307

Liabilities

Accrued expenses	95,231

Advisory fee payable (Note 2)	89,748

Administration fee payable (Note 2)	26,924

Dividends payable to common shareholders	58,996

Dividends payable to preferred shareholders	1,603

Total liabilities	272,502

Remarketed preferred stock ($.01 par value; 1,300 preferred shares, issued and outstanding, liquidation preference $50,000 per share; Note 6)	65,000,000

Net Assets Applicable to Common Stock	$144,818,805

Net assets applicable to common stock were comprised of:

Common stock at par ($.01 par value; 600,000,000 shares authorized and 8,507,456 issued and outstanding)	$85,075

Paid-in capital	120,442,594

Undistributed net investment income	2,022,241

Accumulated net realized loss on investments	(10,427)

Net unrealized appreciation on investments	22,279,322

Net assets applicable to common stock (equivalent to $17.02 per share based on 8,507,456 shares outstanding)	$144,818,805

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Operations

Year Ended October 31, 2003

Net Investment Income

Income

Interest	$10,829,671

Expenses

Investment advisory fee	1,053,024

Administration fee	315,907

Directors’ fees and expenses	177,000

Remarketing expense	164,000

Custodian’s fees and expenses	70,000

Transfer agent’s fees and expenses	63,000

Reports to shareholders	50,000

Audit fee and expenses	48,000

Legal fees and expenses	34,000

Registration fees	27,000

Miscellaneous	19,894

Total expenses	2,021,825

Net investment income	8,807,846

Realized and Unrealized Gain on Investments

Net realized loss on investment transactions	(20,109)

Net change in unrealized appreciation on investments	517,489

Net realized and unrealized gain on investments	497,380

Dividends on remarketed preferred stock	(712,651)

Net Increase in Net Assets Resulting from Operations	$8,592,575

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Changes

In Net Assets

Increase in Net Assets	Year Ended October 31,
	2003	2002(a)

Operations:

Net investment income	$8,807,846	$9,061,986

Net realized gain (loss) on investment transactions	(20,109)	72,107

Net change in unrealized appreciation on investments	517,489	1,216,530

Dividends on remarketed preferred stock	(712,651)	(969,774)

Net increase in net assets resulting from operations	8,592,575	9,380,849

Dividends:

Dividends to common shareholders from net investment income	(8,124,739)	(7,105,116)

Total increase	467,836	2,275,733

Net Assets Applicable to Common Stock

Beginning of year	144,350,969	142,075,236

End of year(a)	$144,818,805	$144,350,969

(a) Includes undistributed net investment income of	$2,022,241	$2,081,329

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

PER SHARE OPERATING PERFORMANCE OF COMMON SHAREHOLDERS:	Year Ended October 31,
	2003	2002(f)	2001(e)	2000(e)	1999(e)

Net asset value, beginning of year	$16.97	$16.70	$15.42	$14.96	$16.62

Net investment income(d)	1.04	1.07	1.09	1.13	1.14

Net realized and unrealized gain (loss) on investments(d)	.05	.15	1.19	.50	(1.59)

Dividends from net investment income to remarketed preferred shareholders	(.08)	(.11)	(.25)	(.32)	(.25)

Net increase (decrease) from investment operations	1.01	1.11	2.03	1.31	(.70)

Dividends from net investment income to common shareholders	(.96)	(.84)	(.75)	(.85)	(.96)

Net asset value, end of year(a)	$17.02	$16.97	$16.70	$15.42	$14.96

Per share market value, end of year(a)	$15.52	$15.00	$14.45	$12.69	$14.13

TOTAL INVESTMENT RETURN OF COMMON SHAREHOLDERS(b)	10.22%	9.71%	20.14%	(4.08)%	(13.34)%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:(c)

Operating expenses	1.39%	1.37%	1.38%	1.38%	1.39%

Net investment income	6.04%	6.44%	6.73%	7.51%	7.10%

SUPPLEMENTAL DATA:

Average net assets of common shareholders (000)	$145,774	$140,786	$137,104	$127,639	$136,111

Portfolio turnover rate	6%	15%	8%	26%	6%

Net assets of common shareholders, end of period (000)	$144,819	$144,351	$142,075	$131,159	$127,239

Asset coverage per share of preferred stock, end of period	$161,399	$161,039	$159,289	$150,892	$147,876

Preferred stock outstanding (000)	$65,000	$65,000	$65,000	$65,000	$65,000

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Brokerage commissions are not reflected.
(c)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d)	Calculated based upon weighted average shares outstanding during the period.
(e)	Certain amounts have been reclassified to conform to requirements under generally accepted accounting principles released in July 2001.
(f)	Effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02 and decrease net realized and unrealized gain (loss) per share by $0.02 and increase the ratio of net investment income from 6.35% to 6.44%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily (at least 65% of its total assets) in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd., and an Administration Agreement with Prudential Investments LLC (“PI”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc.

The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund’s average weekly managed assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of .15% of the Fund’s average weekly managed assets.

Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PI pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2003 aggregated $12,452,814 and $14,510,140, respectively.

Note 4. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized losses on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments. For the year ended October 31, 2003, the adjustments were to decrease undistributed net investment income by $29,544, decrease accumulated realized loss on investments by $4,272 and increase paid in capital by $33,816, due to permanent differences between financial reporting and tax accounting. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended October 31, 2003 and October 31, 2002, the tax character of total dividends paid of $8,837,390 and $8,074,890, respectively, was tax-exempt income. These amounts include $712,651 and $969,774 paid to preferred shareholders for the years ended October 31, 2003 and October 31, 2002, respectively.

As of October 31, 2003, the accumulated undistributed earnings on a tax basis was $1,740,342 (includes a timing difference of $60,599 for dividends payable) of tax-exempt income.

The Fund had a capital loss carryforward as of October 31, 2003 of approximately $10,400, which expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amount.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2003 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$184,070,187	$22,662,204	$40,384	$22,621,820

The difference between book basis and tax basis was attributable to differences in the treatment of market discount accretion for book and tax purposes.

Note 5. Capital	There are 600 million shares of $.01 par value common stock authorized.

For the year ended October 31, 2003 the Fund did not issue any common shares in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Articles of Incorporation authorize the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 0.82% to 1.77% during the year ended October 31, 2003.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Subsequent Events

Subsequent to October 31, 2003, dividends declared and paid on preferred shares totalled $29,217. On November 3, 2003, the Board of Directors of the Fund declared a dividend of $.08 per common share payable on November 28, 2003, to common shareholders of record on November 14, 2003. On November 18, 2003, the Board of Directors approved a dividend of $.08 per common share to be declared on December 1, 2003 payable on December 31, 2003 to common shareholders of record on December 15, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors

DTF Tax-Free Income Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DTF Tax-Free Income Inc. (the “Fund”) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DTF Tax-Free Income Inc. at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York

November 18, 2003

FEDERAL INCOME TAX INFORMATION (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (October 31, 2003) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we advise you that during the fiscal year ended October 31, 2003, all dividends paid from net investment income were federally tax-exempt interest dividends.

DIRECTORS OF THE FUND (Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Funds, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Phoenix Investment Partners (“PXP”).

Independent Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

E. Virgil Conway Rittenhouse Advisors, LLC 101 Park Avenue New York, NY 10178 Age: 73	Director	Term expires 2006; Director since December 1995	Chairman, Rittenhouse Advisors, LLC (consulting firm) since 2001. Chairman and Board Member of the Metropolitan Transportation Authority (1992-2001). Chairman and Trustee of the Harlem Youth Development Foundation (1987-present). Chairman and Director of New York Housing Partnership Development Corp. (1981-present). Director/Trustee, Pace University (1978-present), Realty Foundation of New York (1972-present). Director/Trustee, Centennial Insurance Company (1974-2002), Josiah Macy, Jr., Foundation (1973-2002), Atlantic Mutual Insurance Company (1986-2002).	38	Director of Urstadt Biddle Property Corp. (1989-present). Trustee/Director, Trism, Inc. (1994-2001), Consolidated Edison Company of New York, Inc. (1970-2002), Union Pacific Corp. (1978-2002), Blackrock Fund for Freddie Mac Securities (Advisory Director) (1990-2002), Accuhealth, Inc. (1994-2002).

William W. Crawford 4765 Whispering Pine Way Naples, FL 34103 Age: 75	Director	Term expires 2004; Director since November 1995	Currently retired. Former President and Chief Operating Officer of Hilliard, Lyons, Inc., a registered broker-dealer.	4

Harry Dalzell-Payne The Flat Elmore Court Elmore, GLOS GL2 3NT, UK Age 74	Director	Term expires 2006; Director since July 1996	Currently retired. Formerly a Major General of the British Army	38

William N. Georgeson 575 Glenwood Road Lake Forest, IL 60045 Age: 76	Director	Term expires 2005; Director since January 1993	Currently retired. Former Vice President of Nuveen Advisory Corp., an investment adviser.	4

Eileen A. Moran PSEG Resources, Inc. 80 Park Plaza T-22 Newark, NJ 07102 Age: 49	Director	Term expires 2005; Director since January 1996	President and Chief Executive Officer, PSEG Resources Inc. (1990-present).	4

Everett L. Morris W.H. Reaves and Company 10 Exchange Place Jersey City, NJ 07302 Age: 75	Director	Term expires 2006; Director since January 1993	Vice President of W.H. Reaves and Company (since 1993). Prior to March 1993, Director of Public Service Enterprise Group Incorporated and President and Chief Operating Officer of Enterprise Diversified Holdings Incorporated. Prior to January 1992, Senior Executive Vice President Chief Financial Officer of Public Service Electric and Gas Company. Prior to 1991, Director of First Fidelity Bank, N.A., N.J.	38

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Geraldine M. McNamara United States Trust Company of New York 11 West 54th Street New York, NY 10019 Age 52	Director	Term expires 2005; Director since May 2003	Managing Director, U.S. Trust Company of New York (1982-present).	35

Richard A. Pavia 7145 North Ionia Avenue Chicago, IL 60646 Age: 73	Director	Term expires 2004; Director since January 1993	Currently retired. Vice Chairman Cook County Illinois President’ s Advisory Council-Forest Preserve District (since 1997). Special Consultant, K&D Facilities Resource Corp. (since 1995). Former Chairman and Chief Executive Officer of Speer Financial, Inc.	4

Interested Directors
Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director

Francis E. Jeffries[1] 8477 Bay Colony Drive #902 Naples, FL 34108 Age: 73	Chairman of the Board of Directors and President	Term expires 2005; Director since January 1993	Chairman of the Board of Directors and President of the Registrant. Until May 13, 1997, Chairman of the Board of Directors of PXP. Prior to July 1995, Chief Executive Officer of the predecessor of PXP and Chairman of the Board of Duff & Phelps Investment Management Co.	31	Director, The Empire District Electric Company.

Philip R. McLoughlin[2] 56 Prospect Street Hartford, CT 06115 Age: 56	Director	Term expires 2004; Director since July 1996	Director and Chief Executive Officer (1995-2002) and Chairman (1997-2002), PXP. Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. (2001-2002). Director, (1994-2002) and Executive Vice President, Investments, (1988-2002) Phoenix Life Insurance Company. Director, Phoenix Investment Management Company (2001-2002). Director, Aberdeen Asset Management plc (1986-2002). Director (1983-2002) and Chairman (1995-2002) Phoenix Investment Counsel, Inc. Director (1984-2002), Chairman (1990-2002) and President (1990-2000), Phoenix Equity Planning Corporation. Chairman and Chief Executive Officer, Phoenix/Zweig Advisers (1999-2002). Director and Executive Vice President, Phoenix Life and Annuity Company (1996-2002), Director and Executive Vice President, PHL Variable Insurance Company (1995-2002), and Director, Phoenix National Trust Company (1996-2002). Director, W.S. Griffith Securities Inc. (1992-2002). Director and Vice President, PM Holdings, Inc. (1985-2002).	49	Director, The Phoenix Companies, Inc. (since 2001). Director, PXRE Group (1985-present), and World Trust Fund (1991-present).

1 Mr. Jeffries is an interested person of the Funds by reason of his position as President of the Funds.

2 Mr. McLouglin is an interested person of the Funds by reason of his position with PXP and its affiliates.

MANAGEMENT OF THE FUND (Unaudited)

The following table sets forth certain information concerning the principal executive officers of the Fund. Francis E. Jeffries, a Director of DTF, serves as President of the Fund. Information regarding Mr. Jeffries is set forth above. The officers serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or PXP and receive compensation in such capacities.

Name, (Age) and Address	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

James D. Wehr (46) 56 Prospect Street Hartford, CT 06115-0480	Vice President and Chief Investment Officer since 1998.	Vice President of Duff & Phelps Investment Management Co. (2000-present). Senior Vice President, Fixed Income (1998-present), Managing Director, Fixed Income 1996-1998), Phoenix Investment Counsel, Inc.

Timothy M. Heaney (39) 56 Prospect Street Hartford, CT 06115-0480	Vice President and Portfolio Manager since 1997.	Managing Director, Fixed Income (1997-present), Director, Fixed Income Research (1996-1997), Investment Analyst (1995-1996), Phoenix Investment Counsel, Inc.

Alan M. Meder (44) 55 E. Monroe Street Chicago, IL 60603	Treasurer & Principal Financial and Accounting Officer since 2000 and Assistant Secretary since 2002.	Senior Vice President of Duff & Phelps Investment Management Co. (1994-present).

Richard J. Wirth (45) One American Row Hartford, CT 06102	Secretary since 2002.	Vice President and Insurance and Investment Products Counsel (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company. Secretary, Phoenix Fund Complex (2002-present).

Nancy J. Engberg (47) One American Row Hartford, CT 06102	Assistant Secretary since 1999.	Vice President and Counsel, Phoenix Investment Partners Ltd. since 1999. Second Vice President and Counsel, Phoenix Home Life Mutual Insurance Company (1994-1999).

Joyce B. Riegel (49) 55 E. Monroe Street Chicago, IL 60603	Chief Compliance Officer since 2003.	Vice President and Compliance Officer of Duff & Phelps Investment Management Co. (2002-present), Vice President and Chief Compliance Officer, Stein Roe Investment Councel LLC (2001-2002), Vice President and Compliance Officer, Stein Roe & Farnham Incorporated (1996-2000).

OTHER INFORMATION (Unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by EquiServe, Inc. (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 43011, Providence, Rhode Island, 02940-3011 or call toll free (800) 451-6788.

The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s common stock is listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and was effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing addi -

tional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

The Fund does not typically hold voting securities and the Fund’s Board of Directors has adopted proxy voting procedures whereby the Fund’s Investment Adviser would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser’s good faith belief as to the best interests of the Fund and its shareholders. The receipt by the Fund of any such proxy solicitation materials and any vote in connection with the Fund’s portfolio securities would be reviewed subsequently by the Fund’s Board of Directors. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free (800) 243-4361 ext. 5992.

There have been no material changes in the Fund’s investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.

The annual shareholder meeting held on May 20, 2003, shareholders elected E. Virgil Conway, Harry Dalzell-Payne, Everett L. Morris and Geraldine M. McNamara as directors of the Fund. William W. Crawford, William N. Georgeson, Philip R. McLoughlin, Eileen A. Moran, Richard A. Pavia and Francis E. Jeffries were not up for election and their terms accordingly continued after the date of that meeting. The results of the matters voted upon were as follows:

	Number of Shares
	For	Withheld Authority	Against	Abstain
Election of E. Virgil Conway[1]	7,120,609	115,409	—	—
Election of Harry Dalzell-Payne[1]	7,112,730	123,289	—	—
Election of Geraldine M. McNamara[1]	7,130,747	105,272	—	—
Election of Everett L. Morris[2]	501	—	—	—

[1]	The number of common shares issued outstanding and eligible to vote were 8,499,645. Quorum was 7,236,018 or 85.13% of eligible voting shares.

[2]	The number of remarketed shares outstanding and eligible to vote as a separate class were 1,300, of which 501 or 38.54% were voted.

Directors

Francis E. Jeffries, Chairman

E. Virgil Conway

William W. Crawford

William N. Georgeson

Philip R. McLoughlin

Geraldine M. McNamara

Everett L. Morris

Eileen A. Moran

Richard A. Pavia

Harry Dalzell-Payne

Officers

Francis E. Jeffries, President & Chief Executive  Officer

James D. Wehr, Vice President & Chief Investment  Officer

Timothy M. Heaney, Vice President & Portfolio  Manager

Richard J. Wirth, Secretary

Nancy Engberg, Assistant Secretary

Alan M. Meder, Treasurer & Principal Financial and Accounting Officer and Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

Call toll-free (800) 243-4361 ext. 5992

(860) 403-5992

www.phoenixinvestments.com

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

EquiServe, Inc.

P.O. Box 43011

Providence, RI 02940-3011

Call toll free (800) 451-6788

Independent Auditors

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom (Illinois)

333 West Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206DTFA

DTF Tax-Free

Income Inc.

Annual Report

October 31, 2003

Item 2—Code of Ethics

(a)	The Registrant has adopted in a August 2003 a code of ethics that applies to its Chief Executive Officer, President, Chief Financial Officer and Treasurer. Copies of the code of ethics may be requested free of charge by calling toll free on 1-800-243-4361 ext. 5992.

(b)	Since the adoption of code of ethics in August 2003, there were no amendments to the code of ethics referred to in 2(a) above.

(c)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

Item 3—Audit Committee Financial Expert

The Board of Directors of the Registrant has designated Everett L. Morris and E. Virgil Conway as Audit Committee Financial Experts. Mr. Morris and Mr. Conway are both considered by the Board to be independent directors.

Item 4—Principal Accountant Fees and Services—Not required in this filing

Item 5—Reserved

Item 6—Reserved

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Fund does not typically hold voting securities and the Fund’s Board of Directors has adopted proxy voting procedures whereby the Fund’s Investment Advisor would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Investment Adviser’s good faith belief as to the best interest of the Fund and its shareholders. The receipt by the Fund of any such proxy solicitation materials and any vote in connection with the Fund’s portfolio securities would be reviewed subsequently by the Fund’s Board of Directors. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon receipt, by calling toll free 1-800-243-4361 ext. 5992.

Item 8—Reserved

Item 9—Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10—Exhibits

(a)	Code of Ethics—Attached hereto

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act—Attached hereto

(c)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act—Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DTF Tax-Free Income Inc.

By:	/s/ Alan M. Meder

Alan M. Meder, Treasurer of DTF Tax-Free Income Inc.

Date: December 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Francis E. Jeffries

Francis E. Jeffries, President & Chief Executive Officer of DTF Tax-Free Income Inc.

Date: December 23, 2003

By:	/s/ Alan M. Meder

Alan M. Meder, Treasurer & Principal Financial and Accounting Officer of DTF Tax-Free Income Inc.

Date: December 23, 2003